LETTER TO SHAREHOLDERS                            ACM Government Securities Fund
================================================================================


August 27, 1998

Dear Shareholder:

We are pleased to report to you on our strategy, performance and outlook of the ACM Government Securities Fund. The Fund is designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

MARKET OVERVIEW

Over the six-month period that ended June 30, 1998, the U.S. economy continued its healthy expansion coupled with low inflation. Fueled by strong domestic demand, first quarter Gross Domestic Product (GDP), a standard measure of economic growth, expanded at an annualized rate of 5.5%. In the second quarter, annualized growth slowed to 1.6%, as strong domestic demand was offset by weakening industrial production caused by lower exports to economically weakened Asia. The Consumer Price Index (CPI), a measure of inflation, recorded a relatively low 1.7% increase year-over-year for the period ended June 30, 1998, despite the tightest labor market in 28 years. With inflation benign and growth slowing, the Federal Reserve left interest rates unchanged. Helped by strong economic fundamentals and uncertainty overseas, the U.S. dollar continued to strengthen against the major currencies.

During the six-month period under review, U.S. bond prices generally rose in value as investors, concerned about events in the emerging markets and Japan, sought the relative safety of U.S. Treasuries. The U.S. Treasury market posted solid returns with longer term Treasuries outperforming shorter term Treasuries. When overseas markets stabilized at the beginning of the year following the volatility in the fourth quarter of 1997, investor focus shifted to short term expectations of U.S. monetary policy. In May, renewed volatility in Asia, weakness in the yen, and fiscal problems in Russia, caused a rally in the Treasury market and pushed bond prices higher.

Most developed countries outside of the U.S. continued to experience strong domestic demand, but weaker manufacturing activity, due to the continued instability and general economic weakness in Asia. Economic growth remained positive and inflation remained low. Japan was the critical exception as slowing growth and rising unemployment pushed the economy into an official recession. While interest rates generally declined, all developed bond markets, except Japan, outperformed the U.S. in local currency terms as investors sought the liquidity of U.S. Treasuries. In hedged U.S. dollar terms, all developed countries outperformed the U.S.

In the emerging markets, debt prices fell over the six-month period ended June 30, 1998. Strong gains made in the first quarter were erased in the second quarter when continued economic weakness was reported from Asia. Though not affected as negatively as debt prices in emerging Asia, Latin American debt suffered when investors fled to the safety of developed country debt. In Eastern Europe, Russia's fiscal problems caused its debt to post the lowest returns among all the emerging markets.

INVESTMENT STRATEGY

Over the six-month period ended June 30, 1998, we maintained a modestly barbelled duration structure among our U.S. Treasury holdings, using a combination of long and short maturity securities. In addition, we opportunistically employed securities issued in foreign countries to enhance portfolio yield. For example, during the period we added holdings in

                                                  ACM Government Securities Fund
================================================================================


Venezuela as underlying fundamentals became more favorable and we decreased our holdings in Russia as the government's fiscal situation deteriorated.

INVESTMENT PERFORMANCE

The following table shows how your Fund performed over the past six- and 12-month periods ended June 30, 1998. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities. Over the six-month period under review, your Fund underperformed the benchmark. Although the Fund's U.S. Treasury allocation posted strong gains, the portfolio's exposure to emerging market debt, including Russia, more than offset those gains, dampening overall performance.

INVESTMENT RESULTS*

Periods Ended June 30, 1998

                                                                Total Returns

                                                           6 Months    12 Months
                                                           --------    ---------
ACM Government
 Securities Fund                                            -1.07%        8.74%

Lehman Brothers
 Aggregate Bond Index                                        3.93%       10.54%

* The Fund's investment results are total returns for the period and are based on the net asset value of the Fund as of June 30, 1998. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Lehman Brothers (LB) Aggregate Bond Index is composed of the Mortgage Backed and Asset Backed Securities Indices and the Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The index is unmanaged and does not reflect fees and expenses. An investor cannot invest directly in the index.

ECONOMIC OUTLOOK

We anticipate slowing global growth and continued benign inflation as Asia exports cheaper goods to the world and imports less from abroad. With inflation subdued, we expect monetary policy in the U.S. to remain substantially unchanged for most of 1998. The current slowing of growth in the U.S. is expected to continue with 1998 GDP estimated around 3.0%. Strong domestic demand should continue to be offset by weakening industrial production. U.S. interest rates will remain low as the U.S. fixed income markets continue to provide a safe haven for investors during periods of volatility overseas.

Without substantial government spending, the Japanese economy is expected to shrink by 1% this year. Japan's financial and economic difficulties require structural reforms that will take time in a political context that is currently without strong leadership. In Europe, growth is expected to slow to 2.5% in 1998 and inflation should remain subdued. Modest rate increases are possible prior to the January 1999 launch of European Monetary Union.

The emerging markets face challenging problems that require time and economic growth for resolution. We expect emerging market debt price volatility to remain elevated, as renewed turmoil in Asia, fiscal and structural problems in Russia, and a weakened Japan continue to heighten investor concern about all higher yielding asset classes. Growth in Japan, the world's second largest economy, is critical if the emerging countries are to resume their process of global integration. Russia, in particular, will continue to add uncertainty to the emerging markets as it struggles with the devaluation of the ruble and the repayment requirements of existing Russian debt obligations. Although Russia is not critically important to the

                                                  ACM Government Securities Fund
================================================================================


world's economic prospects, it will continue to have a significant influence on other emerging debt countries. We are currently evaluating the political and economic events as they unfold in order to assess the prospects for Russian debt to rebound. Presently, we are maintaining the Fund's Russian debt positions, which currently comprise 4.47% of the Fund's portfolio, with little change.

Thank you for your continued interest and investment in the ACM Government Securities Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)                         ACM Government Securities Fund
================================================================================


                                                     Principal
                                                       Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--99.9%
U.S. TREASURY BONDS--73.6%
  6.125%, 11/15/27 .......................      $    301,905       $323,509,322
  6.375%, 8/15/27 ........................            21,000         23,060,520
  12.375%, 5/15/04 .......................            29,320         39,220,191
  14.00%, 11/15/11 .......................           117,840        182,818,154
                                                                 --------------
                                                                    568,608,187
                                                                 --------------
U.S. TREASURY STRIPS--19.1%
  Zero coupon, 2/15/10 ...................            20,080         10,459,672
  Zero coupon, 5/15/10 ...................           155,760         80,015,470
  Zero coupon, 2/15/19 ...................            66,000         20,398,620
  Zero coupon, 5/15/20 ...................           129,000         37,017,840
                                                                 --------------
                                                                    147,891,602
                                                                 --------------
U.S. TREASURY NOTES--7.2%
  6.125%, 8/15/07 ........................            22,250         23,150,457
  7.00%, 7/15/06 .........................            29,750         32,487,893
                                                                 --------------
                                                                     55,638,350
                                                                 --------------
Total U.S. Government Obligations
  (cost $756,301,669)                                               772,138,139
                                                                 --------------
SOVEREIGN DEBT OBLIGATIONS--27.1%
BRAZIL--6.5%
Republic of Brazil
  C-Bond
  8.00%, 4/15/14 (a) .....................            31,906         23,530,509
  Global Bond
  9.375%, 4/07/08 ........................            29,750         26,745,250
                                                                 --------------
Total Brazilian Securities ...............                           50,275,759
                                                                 --------------
PERU--2.8%
Republic of Peru
  FLIRB
  3.25%, 3/07/17 (b) .....................            27,700         15,373,500
  PDI
  4.00%, 3/07/17 (b) .....................            10,250          6,317,075
                                                                 --------------
Total Peruvian Securities ................                           21,690,575
                                                                 --------------
RUSSIA--9.0%
Russian Principal Loans  FRN
  6.625%, 12/15/20 (c) ...................           113,300         52,786,470
Russian IAN  FRN
  6.625%, 12/15/15 .......................            30,714         17,075,193
                                                                 --------------
Total Russian Securities .................                           69,861,663
                                                                 --------------
VENEZUELA--8.8%
Republic of Venezuela
  9.25%, 9/15/27 .........................            88,250         68,173,125
                                                                 --------------
Total Sovereign Debt Obligations
  (cost $250,331,448) ....................                          210,001,122
                                                                 --------------
YANKEE--5.3%
Fuji JGB Investment LLC
  9.87%, 12/31/49 (b)(d)
  (cost $42,998,753) .....................            46,500         40,935,112
                                                                 --------------
TOTAL INVESTMENTS--132.3%
  (cost $1,049,631,870) ..................                        1,023,074,373
                                                                 --------------
Other assets less liabilities--(32.3%) ...                         (249,973,018)
                                                                 --------------
NET ASSETS--100.0% .......................                        $ 773,101,355
                                                                 ==============
--------------------------------------------------------------------------------
(a)   Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.
(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 1998.
(c) Coupon consists of 3.3125% cash payment and 3.3125% paid-in-kind of Russian IAN's.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, this security amounted to $40,935,112 or 5.3% of net assets.

      Glossary of Terms:
      FLIRB--Front Loaded Interest Reduction Bond
      FRN--Floating Rate Note
      IAN--Interest Arrears Note
      PDI--Past Due Interest

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)                         ACM Government Securities Fund
================================================================================


ASSETS
  Investments in securities, at value
  (cost $1,049,631,870) .....................................   $ 1,023,074,373
  Cash ......................................................         3,630,687
  Interest receivable .......................................        11,731,602
  Prepaid expenses ..........................................            75,786
                                                                ---------------
  Total assets ..............................................     1,038,512,448
                                                                ---------------
LIABILITIES
  Loan payable ..............................................       110,000,000
  Payable for investment securities purchased ...............       142,698,014
  Unrealized depreciation on swap contracts .................         9,720,251
  Loan interest payable .....................................         2,035,000
  Advisory fee payable ......................................           428,131
  Administrative fee payable ................................            95,768
  Accrued expenses ..........................................           433,929
                                                                ---------------
  Total liabilities .........................................       265,411,093
                                                                ---------------

NET ASSETS ..................................................   $   773,101,355
                                                                ===============
COMPOSITION OF NET ASSETS
  Capital stock, at par .....................................   $       778,507
  Additional paid-in capital ................................       833,993,356
  Undistributed net investment income .......................         6,629,494
  Accumulated net realized loss on investments,
   swap contracts and foreign currency transactions .........       (32,017,987)
  Net unrealized depreciation of investments and
   swap contracts ...........................................       (36,282,015)
                                                                ---------------
                                                                $   773,101,355
                                                                ===============

NET ASSET VALUE PER SHARE (based on 77,850,706
 shares outstanding) ........................................   $          9.93
                                                                ===============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998 (unaudited)        ACM Government Securities Fund
================================================================================


INVESTMENT INCOME
   Interest .......................................                $ 42,081,090

EXPENSES
   Advisory fee ...................................   $  3,025,682
   Administrative fee .............................        671,520
   Transfer agency ................................        118,455
   Custodian ......................................        117,498
   Reports and notices to shareholders ............         64,013
   Audit and legal ................................         46,418
   Registration fee ...............................         26,929
   Taxes ..........................................         22,192
   Directors' fees ................................         15,928
   Miscellaneous ..................................        102,225
                                                       ------------
   Total expenses before interest .................      4,210,860
   Interest expense ...............................      3,345,069
                                                       ------------
   Total expenses .................................                   7,555,929
                                                                   ------------
   Net investment income ..........................                  34,525,161
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS WRITTEN AND SWAPS

   Net realized gain on investment transactions ...                   1,118,309
   Net realized loss on options written ...........                  (7,352,742)
   Net realized loss on swap contracts ............                  (1,444,433)
   Net change in unrealized depreciation of
    investment transactions and swap contracts ....                 (35,672,670)
                                                                   ------------

   Net loss on investment transactions ............                 (43,351,536)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ........                $ (8,826,375)
                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                          Six Months Ended
                                                           June 30, 1998     Year Ended
                                                            (unaudited)   December 31, 1997
                                                           -------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...............................   $  34,525,161    $  69,322,269

   Net realized gain (loss) on investments, options
    written, swap contracts and foreign currency
    transactions .......................................      (7,678,866)      70,828,968

   Net change in unrealized appreciation
    (depreciation) of investments, swap
    contracts and foreign currency denominated
    assets and liabilities .............................     (35,672,670)     (28,842,504)
                                                           -------------    -------------
   Net increase (decrease) in net assets from operations      (8,826,375)     111,308,733

DIVIDENDS TO SHAREHOLDERS
   Dividends from net investment income ................     (32,696,533)     (67,728,701)
                                                           -------------    -------------
   Total increase (decrease) ...........................     (41,522,908)      43,580,032

NET ASSETS
   Beginning of year ...................................     814,624,263      771,044,231
                                                           -------------    -------------

   End of period (including undistributed net
    investment income of $6,629,494
    and $4,800,866, respectively) ......................   $ 773,101,355    $ 814,624,263
                                                           =============    =============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 1998 (unaudited)        ACM Government Securities Fund
================================================================================


INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
   Interest received .......................................  $    37,542,726
   Interest expense paid ...................................       (3,387,465)
   Operating expenses paid .................................       (4,284,132)
                                                              ---------------
   Net increase in cash from operating activities ..........                     $    29,871,129

INVESTING ACTIVITIES:
   Purchases of long-term investments ......................   (1,636,455,929)
   Proceeds from disposition of long-term investments ......    1,566,339,167
   Proceeds from disposition of short-term investments-- net       78,931,028
                                                              ---------------
   Net increase in cash from investing activities ..........                           8,814,266

FINANCING ACTIVITIES*:
   Cash dividends paid .....................................                         (35,032,054)
                                                                                 ---------------
   Net increase in cash ....................................                           3,653,341
   Cash at beginning of year ...............................                             (22,654)
                                                                                 ---------------
   Cash at end of period ...................................                     $     3,630,687
                                                                                 ===============

------------------------------------------------------------------------------------------------
RECONCILIATION OF NET DECREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:

   Net decrease in net assets from operations ..............                     $    (8,826,375)

ADJUSTMENTS:
   Decrease in interest receivable .........................  $       963,147
   Accretion of bond discount ..............................       (5,501,511)
   Decrease in accrued expenses ............................         (115,668)
   Net loss on investments .................................       43,351,536
                                                              ---------------
   Total adjustments .......................................                          38,697,504
                                                                                 ---------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES .............                     $    29,871,129
                                                                                 ===============

--------------------------------------------------------------------------------
* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited)                         ACM Government Securities Fund
================================================================================


NOTE A: Significant Accounting Policies

ACM Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similiar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similiar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency

                                                  ACM Government Securities Fund
================================================================================

denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized depreciation of investments and swap contracts.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 1998, the Fund reimbursed AFS $2,310.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $665,721,742 and $592,889,185 respectively, for the six months ended June 30, 1998. There were purchases of $920,254,197 and sales of $973,577,602 of U.S. government and government agency obligations for the six months ended June 30, 1998.

At June 30, 1998, the cost of investments for federal income tax purposes was $1,063,254,779. Accordingly, gross unrealized appreciation of investments was $14,933,048 and gross unrealized depreciation was $55,113,454, resulting in net unrealized depreciation of $40,180,406.

At December 31, 1997, the Fund had a capital loss carryforward of $8,356,705 which expires in the year 2003.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

NOTES TO FINANCIAL STATEMENTS (cont.)             ACM Government Securities Fund
================================================================================


Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized depreciation of investments and swap contracts.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1998, the Fund had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the six months ended June 30, 1998 were as follows:

                                                    Number of
                                                    Contracts          Premiums
                                                    ---------          --------

Options outstanding at
  beginning of year ......................             -0-           $   -0-
Options written ..........................            82,500          1,001,602
Options exercised ........................           (82,500)        (1,001,602)
                                                     -------         ----------
Options oustanding at
  end of period ..........................             -0-           $   -0-
                                                     =======         ==========

3. Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the

                                                  ACM Government Securities Fund
================================================================================


failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation (depreciation) of investments and swaps.

At June 30, 1998, the Fund had the following total return swap agreements outstanding: (1) notional amount of $44,700,000 Russian IAN bonds obligating the Fund to pay Morgan Guaranty Trust Company ("Morgan Guaranty"), the swap counterparty, interest based on the London Interbank Offered Rate ("LIBOR") less a spread on the principal amount of $125,116, and obligating the swap counterparty to pay the Fund any appreciation in the value of the underlying bond. At June 30, 1998, unrealized depreciation on this total return swap amounted to $5,148,251. (2) notional amount of $45,000,000 Russian Principle Loans obligating the Fund to pay Morgan Guaranty, the swap counterparty, interest based on LIBOR less a spread on the principle amount of $36,250, and obligating the counterparty to pay the Fund any appreciation in the value of the underlying bond. At June 30, 1998, unrealized depreciation on this total return swap amounted to $4,572,000.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 77,850,706 shares were outstanding at June 30, 1998. During the six months ended June 30, 1998 and the year ended December 31, 1997, the Fund did not issue shares in connection with the dividend reinvestment plan.


--------------------------------------------------------------------------------

NOTE E: Bank Borrowing

The Fund has a Revolving Credit Agreement with Morgan Guaranty. The maximum credit available is $110,000,000 and such amount was outstanding for the entire six months ended June 30, 1998.

The renewable credit facility of $110,000,000 will mature on September 11, 1998 and requires no collateralization. The facility may be renewed by the Fund annually for an additional one-year term.

Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The weighted average interest rate for the six months ended June 30, 1998 was 6.13%. The interest rate at June 30, 1998 was 6.00%. The Fund is obligated to pay Morgan Guaranty a commitment fee computed at the rate of .075 of 1% per annum on the average daily unused portion of the revolving credit.

NOTES TO FINANCIAL STATEMENTS (cont.)             ACM Government Securities Fund
================================================================================


NOTE F: Year 2000

Many computer software systems in use today cannot properly process data-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Services, have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

FINANCIAL HIGHLIGHTS                              ACM Government Securities Fund
================================================================================


Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                  Six Months
                                                    Ended                             Year Ended December 31,
                                                 June 30, 1998    ----------------------------------------------------------------
                                                  (unaudited)        1997       1996         1995           1994           1993
                                                  ----------      ---------    --------    --------      ---------      ---------
Net asset value, beginning of year .............  $    10.46      $    9.90    $   9.37    $   8.13      $   10.88      $   10.47
                                                  ----------      ---------    --------    --------      ---------      ---------
Income From Investment Operations

Net investment income ..........................         .44            .89         .92         .98(a)         .90(a)        1.13(a)
Net realized and unrealized gain
  (loss) on investments, swap contracts, options
  written and foreign currency transactions ....        (.55)           .54         .55        1.21          (2.65)          1.26
                                                  ----------      ---------    --------    --------      ---------      ---------

Net increase (decrease) in net asset value
  from operations ..............................        (.11)          1.43        1.47        2.19          (1.75)          2.39
                                                  ----------      ---------    --------    --------      ---------      ---------

Less: Dividends and Distributions

Dividends from net investment income ...........        (.42)          (.87)       (.92)       (.95)          (.78)         (1.13)
Distributions in excess of net investment income         -0-            -0-        (.02)        -0-            -0-            -0-
Distributions from net realized gains ..........         -0-            -0-         -0-         -0-            -0-           (.62)
Tax return of capital distribution .............         -0-            -0-         -0-         -0-           (.22)           -0-
                                                  ----------      ---------    --------    --------      ---------      ---------
Total dividends and distributions ..............        (.42)          (.87)       (.94)       (.95)         (1.00)         (1.75)
                                                  ----------      ---------    --------    --------      ---------      ---------

Capital Share Transactions

Dilutive effect of rights offering .............         -0-            -0-         -0-         -0-            -0-           (.22)
Offering costs charged to additional
  paid-in capital ..............................         -0-            -0-         -0-         -0-            -0-           (.01)
                                                  ----------      ---------    --------    --------      ---------      ---------
Total capital share transactions ...............         -0-            -0-         -0-         -0-            -0-           (.23)
                                                  ----------      ---------    --------    --------      ---------      ---------
Net asset value, end of period .................  $     9.93      $   10.46    $   9.90    $   9.37      $    8.13      $   10.88
                                                  ==========      =========    ========    ========      =========      =========
Market value, end of period ....................  $    9.875      $  10.063    $  8.875    $   8.25      $   8.125      $  11.875
                                                  ==========      =========    ========    ========      =========      =========
Total Investment Return

Total investment return based on: (b)
  Market value .................................        2.27%         23.93%      19.50%      13.93%        (23.69)%        30.25%
  Net asset value ..............................       (1.07)%        15.48%      17.29%      29.28%        (16.66)%        21.10%

Ratios/Supplemental Data

Net assets, end of period (000's omitted) ......  $  773,101      $ 814,624    $771,044    $729,368      $ 829,712
Ratio of expenses to average net assets ........        1.88%(c)       1.95%       2.10%       2.03%          1.52%          1.43%
Ratio of expenses to average net assets
  excluding interest expense (d) ...............        1.05%(c)       1.08%       1.16%       1.29%          1.14%          1.16%
Ratio of net investment income to
  average net assets ...........................        8.59%(c)       8.89%       9.96%      11.55%          9.83%          9.83%
Portfolio turnover rate ........................         146%           308%        364%        393%           319%           443%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(c)   Annualized.
(d)   Net of interest expense of .83%, .87%, .94%, .74%, .38% and .27%, respectively, on borrowings (see Note E).

ADDITIONAL INFORMATION                            ACM Government Securities Fund
================================================================================


Supplemental Proxy Information

The Annual Meeting of the Shareholders of the ACM Government Securities Fund was held on Thursday, May 28, 1998. The description of each proposal and number of shares voted at the meeting are as follows:

                                                              Shares        Shares Voted
                                                             Voted For    Without Authority
---------------------------------------------------------------------------------------------
1.    To elect directors:  Class One Directors
                           (term expires in 2001)
                           John H. Dobkin                  68,282,011        1,000,010
                           Clifford L. Michel              68,333,996          948,024
                           Donald J. Robinson              68,315,769          966,251

                           Class Two Director
                           (term expires in 1999)
                           Willliam H. Foulk, Jr.          68,345,256          936,764

                                               Shares      Shares Voted     Shares Voted
                                              Voted For       Against          Abstain
---------------------------------------------------------------------------------------------
2.    To ratify the selection
      of Ernst & Young LLP as
      the Fund's independent
      auditors for the fiscal
      year ending December 31,
      1998.                                  68,164,371       266,085          851,565

                                                  AGM Government Securities Fund
================================================================================


BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block (1)
David H. Dievler (1)
James H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)
Robert C. White (1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Securities Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Member of Audit Committee

ACM Government Securities Fund

Summary of General Information

The Fund

ACM Government Securities Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by stable foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMSc". The Fund's NYSE trading symbol is "GSF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Government Securities Fund
1345 Avenue of the Americas
New York, New York 10105

  AllianceCapital [LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SECSAR

--------------------------------------------------------------------------------

                                      ACM
                        ---------------------------------
                                   GOVERNMENT
                        ---------------------------------
                                   SECURITIES
                        ---------------------------------
                                      FUND
                        ---------------------------------


                                                  Semi-Annual
                                                  Report
                                                  June 30, 1998

                                                  Alliance(R)

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